UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                             FORM 8-K


                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(D) OF THE
              OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest reported): October 28, 2011



                    FIRST KEYSTONE CORPORATION
               ____________________________________
      (Exact name of registrant as specified in its Charter)


          PENNSYLVANIA             2-88927           23-2249083
       __________________         __________         _____________
        (State or other          (Commission         (IRS Employer
          jurisdiction          File Number)     Identification No.
       of incorporation)



111 West Front Street, Berwick, Pennsylvania       18603
____________________________________________      ________
  (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code: 570.752.3671



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 28, 2011, First Keystone Corporation, parent company of First Keystone Community Bank, announced its earnings for the quarter ending September 30, 2011. The press release announcing third quarter earnings is filed as Exhibit 99.1 and incorporated herein by reference.


ITEM 9.01  Financial Statements and Exhibits

     (a)   Not applicable

     (b)   Not applicable

     (c)   Not Applicable

     (d)   Exhibits

Exhibit No.              Description

    99.1                 Press Release of First Keystone
                         Corporation dated October 28, 2011.

                            Signatures


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, there unto duly authorized.


FIRST KEYSTONE CORPORATION
(Registrant)




By:        /s/ Matthew P. Prosseda
           Matthew P. Prosseda
           Chief Executive Officer

Date:      November 2, 2011

EXHIBIT INDEX

                                                        Page
Exhibit No.     Description                              No.
___________     ___________                             _____

   99.1         Press Release of First                    5
                Keystone Corporation dated
                October 28, 2011